Exhibit 10.09

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                          GUM TECH INTERNATIONAL, INC.

                          REGISTRATION RIGHTS AGREEMENT

                            Dated as of July 20,2001










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                                TABLE OF CONTENTS

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1.   Definitions ..........................................................    1
2.   Demand Registrations .................................................    3
     (a)  Requests for Registration .......................................    3
     (b)  Limits on Demand Registrations ..................................    3
3.   Piggyback Registrations ..............................................    3
     (a)  Right to Piggyback ..............................................    3
     (b)  Priority on Primary Registrations ...............................    4
     (c)  Priority on Secondary Registrations .............................    4
4.   Holdback Agreements ..................................................    4
5.   Registration Procedures ..............................................    5
6.   Registration Expenses ................................................    7
7.   Indemnification ......................................................    7
8.   Compliance with Rule 144 and Rule 144A ...............................    9
9.   Participation in Underwritten Registrations ..........................   10
10.  No Inconsistent Agreements ...........................................   10
11.  Remedies .............................................................   11
12.  Amendments and Waivers ...............................................   11
13.  Successors and Assigns ...............................................   11
14.  Notices ..............................................................   11
15.  GOVERNING LAW ........................................................   12
16.  Severability .........................................................   12
17.  Headings .............................................................   12
18.  Counterparts .........................................................   13
19.  Final Agreement ......................................................   13
20.  Representations and Warranties .......................................   13
21.  CONSENT TO JURISDICTION AND SERVICE OF PROCESS;
     APPOINTMENT OF AGENT FOR SERVICE OF PROCESS ..........................   13
22.  WAIVER OF JURY TRIAL .................................................   14

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                          REGISTRATION RIGHTS AGREEMENT

          THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of July 20,2001, is by and between GUM TECH INTERNATIONAL, INC., a Utah corporation (the "Company"), and WM. WRIGLEY JR. COMPANY, a Delaware corporation ("Wrigley").

                                    RECITALS

          A. Wrigley has agreed to purchase, subject to certain conditions, 200,000 shares of Common Stock (the "Issued Stock") pursuant to that certain Securities Purchase Agreement, dated as of March 14,2001 (the "Securities Purchase Agreement"), provided, among other things, that certain securities registration rights are granted to it.

          B. The Company deems it desirable for the Company to grant certain securities registration rights to Wrigley in order to induce Wrigley to purchase such shares of Common Stock.

                                   AGREEMENTS

          In consideration of the recitals and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. DEFINITIONS. As used in this Agreement:

               (a) "Affiliate" shall have the meaning set forth in Rule 12b-2 of the Securities Exchange Act.

               (b) "Change of Control" of the Company shall mean an acquisition by an un-Affiliated third party of at least a majority of the outstanding shares of the Common Stock of the Company, a sale or transfer to an unaffiliated third party of the power to elect a majority of the Board of Directors, or a sale to an un-Affiliated third party (other than Wrigley) of substantially all of the assets of the Company, or a merger or other consolidation with an un-Affiliated third party following which the ability to elect a majority of the members of the Board of Directors or a majority of the voting power of the surviving
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corporation is not held by the shareholders as of the date immediately prior to such merger or consolidation.

               (c) "Commission" means the Securities and Exchange Commission.

               (d) "Common Stock" means the common stock, no par value per share, of the Company.

               (e) "Person" means a natural person, a partnership, a corporation, an association, a joint-stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof or any other entity.

               (f) "Registrable Shares" means, at any time, (i) the Issued Stock and (ii) shares of Common Stock then outstanding which were issued as a dividend or other distribution with respect to or in replacement of any of the Issued Stock; PROVIDED, however, that Registrable Shares shall not include any shares of Common Stock the sale of which has been registered and consummated pursuant to the Securities Act or which have been sold pursuant to Rule 144.

               (g) "Registration Expenses" has the meaning ascribed to it in
Section 6 of this Agreement.

               (h) "Rule 144" means Rule 144 promulgated by the Commission under the Securities Act, as amended from time to time, and any successor provision with respect thereto.

               (i) "Rule 144A" means Rule 144A promulgated by the Commission under the Securities Act, as amended from time to time, and any successor provision with respect thereto.

               (j) "Securities Act" means the Securities Act of 1933, as amended.

               (k) "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

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          2. DEMAND REGISTRATIONS

               (a) REQUESTS FOR REGISTRATION. At any time or from time to time after the earlier of (x) the six month anniversary of the closing of the transactions contemplated by the Securities Purchase Agreement and (y) the consummation of a Change of Control of the Company, Wrigley may request registration under the Securities Act of all or part of its Registrable Shares on Form S-3 (unless the Company is not eligible to use Form S-3 due to its own actions, in which case, Wrigley may request registration under the Securities Act of all or part of its Registrable Shares on any Form which the Company is then eligible to use) or any similar short-form registration statement (a "Short-Form Registration") by delivering a written notice to the Company to that effect. Any Short-Form Registration requested pursuant to this paragraph (a), other than a Piggyback Registration (as that term is defined in Section 3(a)), is referred to herein as a "Demand Registration."

               (b) LIMITS ON DEMAND REGISTRATIONS. The Company shall be obligated to register Registrable Shares pursuant to requests made under Section 2(a) on two occasions only; PROVIDED, HOWEVER, that as to each such occasion, such obligation shall be deemed satisfied only when a Short-Form Registration covering all shares of Registrable Shares specified in any request received as aforesaid (and not withdrawn by Wrigley), shall have become effective. In addition, the Company shall have no obligation to effect a Demand Registration pursuant to Section 2(a) within 6 months after the effective date of a previous Demand Registration, which the Company shall use all reasonable efforts to keep effective for a period of 180 days.

          3. PIGGYBACK REGISTRATIONS

               (a) RIGHT TO PIGGYBACK. Whenever (i) the Company intends to sell its securities in a primary offering pursuant to a registration statement filed with the Commission or whenever securities of the Company then issued and outstanding are to be registered under the Securities Act (other than pursuant to a Demand Registration), (ii) the registration statement to be filed by the Company does not relate to securities under any employee benefit plan and is not with respect to any merger, corporate reorganization or other transaction under Rule 145 of the Securities Act or any similar rule of the Commission (including Form S-4 or any form substituted therefor) and (iii) the form of registration statement intended by the Company form to be used may be used for the registration of Registrable Shares (a "Piggyback Registration"), the Company will give Wrigley prompt written notice (in any event within 10 days prior to the date of filing such registration statement) of its intention to effect such a registration and will include in such registration, subject to the terms of this Section 3, all Registrable Shares with respect to which the Company

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receives a written request (a "Participation Request") for inclusion therein within 10 days after the Company's notice has been given.

               (b) PRIORITY ON PRIMARY REGISTRATIONS. If a Piggyback Registration is an underwritten primary registration on behalf of the Company and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number (the "Maximum Primary Number") which can be sold in such offering Without having a material adverse effect on the price of such securities, the Company will include in such registration, up to the Maximum Primary Number, (i) first, the securities the Company proposes to sell and (ii) second, the Registrable Shares requested to be included in such registration by Wrigley.

               (c) PRIORITY ON SECONDARY REGISTRATIONS. If a Piggyback Registration is an underwritten secondary registration at the request of holders of the Company's securities (other than Wrigley) and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number (the "Maximum Secondary Number") which can be sold in such offering without having a material adverse effect on the price of such securities, the Company will include in such registration, up to the Maximum Secondary Number, (i) FIRST, the securities requested to be included therein by the holders (other than Wrigley) requesting such registration, and (ii) SECOND, the Registrable Shares requested by Wrigley to be included in such registration.

          4. HOLDBACK AGREEMENTS. Wrigley agrees not to effect any public sale or distribution of Registrable Shares, including any public sale pursuant to Rule 144, or any securities convertible into or exchangeable or exercisable for Registrable Shares, during the 10 days prior to and the 90-day period beginning on the effective date of any underwritten Piggyback Registration (except as part of such underwritten registration) in which Wrigley was entitled to participate, unless the underwriters managing the registered public offering or the Company otherwise agree; provided such obligation will be effective only if each executive officer and director enters into an agreement on substantially the same terms. During such period, the Company may impose stop- transfer instructions with respect to Registrable Shares to prohibit transfers in violation of this Agreement.

          5. REGISTRATION PROCEDURES. Whenever Wrigley requests that any Registrable Shares be registered pursuant to the terms of this Agreement, the Company will use reasonable efforts to effect the registration and the sale of such Registrable Shares in accordance with Commission requirements, and pursuant thereto, the Company will, as expeditiously as possible:

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               (a) prepare and file with the Commission a registration statement with respect to such Registrable Shares and, in connection with any Demand Registration, use all reasonable efforts to cause the Short-Form Registration to become and remain effective for 180 days;

               (b) in connection with any Demand Registration, prepare and file with the Commission such amendments and supplements to the Short-Form Registration and the prospectus used in connection therewith as may be necessary to keep the Short-Form Registration effective for a period of not less than 180 days and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares covered by the Short-Form Registration during such period;

               (c) furnish to Wrigley such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as Wrigley may reasonably request in order to facilitate the disposition of the Registrable Shares contemplated by such registration;

               (d) use reasonable efforts to register or qualify such Registrable Shares under such other securities or blue-sky laws of such jurisdictions as Wrigley reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable Wrigley to consummate the disposition in such jurisdictions of the Registrable Shares contemplated by such registration (provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

               (e) use reasonable efforts to list all such Registrable Shares on each securities exchange or stock quotation service on which the Common Stock is then listed;

               (f) provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such registration statement;

               (g) make available for inspection by Wrigley and any attorney, accountant or other agent retained by Wrigley all financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by Wrigley and any attorney, accountant or agent retained by Wrigley in connection with such registration statement;

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               (h) notify Wrigley, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

               (i) notify Wrigley of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

               (j) prepare and promptly file with the Commission and promptly notify Wrigley of the filing of any amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

               (k) advise Wrigley, promptly after the Company receives notice or obtains knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use all reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; and

               (l) at least 48 hours prior to the filing of any registration statement or prospectus or any amendment or supplement to such registration statement or prospectus, furnish a copy thereof to Wrigley and refrain from filing any such registration statement, prospectus, amendment or supplement to which Wrigley shall have reasonably objected on the grounds that such registration statement, prospectus, amendment or supplement contains information with respect to Wrigley that is materially damaging to Wrigley's business, prospects, reputation or otherwise.

          6. REGISTRATION EXPENSES. All expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue-sky laws, printing expenses, messenger and delivery expenses and fees and disbursements of counsel for the Company and its independent certified public accountants and other Persons reasonably retained by the

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Company (all such expenses being herein called "Registration Expenses"), will be borne by the Company. In addition, the Company will pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance obtained by the Company and the expenses and fees for listing the securities to be registered on each securities ex- change on which any shares of Common Stock are then listed.

          7. INDEMNIFICATION

               (a) The Company agrees to indemnify, to the fullest extent permitted by law, Wrigley, its officers and directors against all losses, claims, damages and liabilities which Wrigley or any of its officers or directors may become subject to under the Securities Act or otherwise insofar as such losses, claims, damages and liabilities (actions or proceedings) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Shares were registered under the Securities Act, any prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse Wrigley and each such officer and director for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; except insofar as the same arises out of or is based upon an untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in such registration statement, prospectus, preliminary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by Wrigley expressly for use therein or by Wrigley's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished Wrigley with a sufficient number of copies of the same.

               (b) In connection with any registration statement covering any Registrable Shares, Wrigley will furnish to the Company in writing such information and affidavits with respect to (i) the existence and due organization of Wrigley, (ii) the number of shares of Common Stock owned by Wrigley, and the nature of such ownership, (iii) Wrigley's authority to sell the shares as contemplated in the registration statement, (iv) the method of distribution of such shares and (v) such other reasonable and customary information for use in connection with any such registration statement or prospectus and, to the fullest extent permitted by law, will indemnify the Company, its directors and officers and each Person who controls the Company

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(within the meaning of the Securities Act) against any losses, claims, damages and liabilities which the Company or any officer, director or controlling Person may become subject to under the Securities Act or otherwise insofar as such losses, claims, damages and liabilities (actions or proceedings) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in such registration statement, any prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which statement or alleged statement or omission or alleged omission was made in reliance upon and conformity with written information furnished in writing to the Company by Wrigley expressly for use therein, and Wrigley shall reimburse the Company and each of its officers and directors for any legal and other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that such liability will be limited to, the net amount received by Wrigley from the sale of Registrable Shares pursuant to such registration statement.

               (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and, (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party that is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

               (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 7 is applicable in accordance with its terms but for any reason is held to be unavailable from one or more of the parties hereto, the parties hereto agree to contribute to the total losses, claims, damages and liabilities to which such parties (and any officers or directors of such parties and any Person that controls such party within the meaning of the Securities Act) may become subject under the Securities Act or otherwise insofar as such losses, claims, damages, and liabilities (actions or proceedings) for which contribution is sought arise out of or are based upon any untrue or alleged untrue statement of any material

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fact contained in any registration statement under which such Registrable Shares were registered under the Securities Act, any prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. Liability for contribution of Wrigley will be limited to the net amount received by Wrigley from the sale of Registrable Shares pursuant to such registration statement. In circumstances in which the indemnification provided for in this Section 7 is applicable in accordance with its terms but for any reason is held to be unavailable from one or more of the parties hereto, the reimbursement provisions of paragraph 7(a) and the notification provisions of paragraph 7(c) shall remain in full force and effect, to the greatest extent permitted by law, with respect to the implementation of the contribution provisions of this paragraph 7(d).

               (e) The indemnification and contribution provided for under this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the indemnified party or any officer or director of such indemnified party, and will survive the transfer of securities.

          8. COMPLIANCE WITH RULE 144 AND RULE 144A

               (a) If Wrigley proposes to sell any Registrable Shares in compliance with Rule 144, the Company will at Wrigley's request (i) forthwith furnish to Wrigley a written statement of compliance with the filing requirements of the Commission as set forth in Rule 144 and (ii) use all reasonable efforts to make available to the public and Wrigley such information as will enable Wrigley to make sales of such Registrable Shares pursuant to Rule 144.

               (b) If Wrigley proposes to sell any Registrable Shares in compliance with Rule 144A, the Company will, at Wrigley's request or at the written request of any prospective purchaser (other than competitors of the Company) of such Registrable Shares promptly provide (but in any case within 15 days of a request) to Wrigley or potential purchaser the following information:

                    (i) a brief statement of the nature of the business of the Company and the Company's subsidiaries, if any, and the products and services they offer;

                    (ii) the most recent consolidated balance sheets and profit and losses and retained earnings statements and similar financial statements of the Company for such part of the two preceding fiscal years

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     prior to such request as the Company has been in operation (such financial information will be audited to the extent reasonably available); and

                    (iii) such other information about the Company, any subsidiaries and their business, financial condition and results of operations as Wrigley or such prospective purchaser requests in order to comply with Rule 144A, as amended, and the antifraud provisions of the federal and state securities laws.

The Company hereby represents and warrants to Wrigley and any prospective purchaser of Registrable Shares from Wrigley that the information provided by the Company pursuant to this Section 8(b) will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

          9. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. Wrigley may not participate in any underwritten Piggyback Registration unless Wrigley (i) agrees to sell its Registrable Shares on the basis provided in any underwriting arrangements approved by the Company and (ii) completes and executes all reasonable and customary questionnaires, powers of attorney, if any, indemnities, underwriting agreements and other documents which are required under the terms of such underwriting arrangements.

          10. NO INCONSISTENT AGREEMENTS. The Company represents that it has not entered into and agrees that it will not hereafter enter into any agreement with respect to its securities which would in any manner conflict with, restrict or be inconsistent with the rights granted to Wrigley in this Agreement and the performance by the Company of its obligations hereunder.

          11. REMEDIES. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

          12. AMENDMENTS AND WAIVERS. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended or waived at any time only by the written agreement of the parties hereto. Any waiver, permit, consent or approval of any kind or character on the part of either party hereto of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in writing.

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          13. SUCCESSORS AND ASSIGNS. All covenants and agreements contained in this Agreement by or on behalf of either party hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto. Neither party hereto may assign any of its rights or delegate any of its obligations hereunder without the prior written consent of the other party.

          14. NOTICES. Any notice provided for in this Agreement must be in writing and must be either (a) personally delivered, (b) mailed by registered or certified first-class mail, prepaid with return receipt requested, (c) sent by a recognized overnight-courier service, to the recipient at the address below indicated, or (d) sent by facsimile which is confirmed in writing by sending a copy of such facsimile to the recipient thereof pursuant to clause (a) or (c) above:

     To the Company:     Gum Tech International, Inc.
                         246 East Watkins Street
                         Phoenix, Arizona 85004
                         Attention: President

     With a copy to:     Snell & Wilmer L.L.P.
                         One Arizona Center
                         Phoenix, Arizona 85004
                         Attention: Sam Cowley

     To Wrigley:         Wm. Wrigley Jr. Company
                         410 North Michigan Avenue
                         Chicago, Illinois 60611
                         Attention: Howard Malovany

     With a copy to:     Skadden, ARPS, Slate, Meagher & Flom (Illinois)
                         333 West Wacker Drive
                         Chicago, Illinois 60606
                         Attention: William R. Kunkel

or such other address or to the attention of such other Person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement will be deemed to have been given (w) on the date such notice is personally delivered, (x) four days after the date of mailing if sent by certified or registered mail, (y) one day after the date such notice is delivered to the overnight-courier service if sent by overnight courier or, (z) with respect to facsimiles, on the earlier of one day after the date such facsimile is delivered to the overnight courier for confirmation and

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confirmation by telephone to the number designated  herein;  provided,  however, that in each case notices received after 4:OO p.m. (local time of the recipient) shall be deemed to have been duly given on the next business day.

          15. GOVERNING LAW. ALL QUESTIONS CONCERNING THE VALIDITY, MEANING AND EFFECT OF THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THAT STATE.

          16. SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          17. HEADINGS. The headings and captions contained herein are for convenience only and shall not control or affect the meaning or construction of any provision hereof.

          18. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and which together shall constitute one and the same instrument.

          19. FINAL AGREEMENT. This Agreement constitutes the final agreement of the parties concerning the matters referred to herein and supersedes all prior agreements and understandings.

          20. REPRESENTATIONS AND WARRANTIES. Each party to this Agreement represents and warrants to the other party hereto (i) that all action on the part of such party necessary for the authorization, execution, delivery and performance of this Agreement has been taken and (ii) this Agreement is a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms.

          21. CONSENT TO JURISDICTION AND SERVICE OF PROCESS: APPOINTMENT OF AGENT FOR SERVICE OF PROCESS. THE PARTIES HERETO EACH HEREBY CONSENT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF ARIZONA AND IRREVOCABLY AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING

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TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS. EACH OF THE PARTIES HERETO
ACCEPTS FOR ITSELF OR THEMSELVES, RESPECTIVELY, AND IN CONNECTION WITH ITS AND THEIR RESPECTIVE PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION AND VENUE OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY NONAPPEALABLE JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. EACH OF THE PARTIES HERETO HEREBY AGREES TO APPOINT AND MAINTAIN CT CORPORATION AND SUCH OTHER PERSONS, IN EACH CASE WITHIN THE STATE OF ARIZONA, AS MAY HEREINAFTER BE SELECTED BY THEM, WHO IRREVOCABLY AGREE IN WRITING TO SO SERVE AS AGENT TO RECEIVE ON EACH PARTY'S BEHALF SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDINGS IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY THE PARTIES HERETO TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. A COPY OF ANY SUCH PROCESS SO SERVED SHALL BE MAILED BY REGISTERED MAIL TO THE PARTIES HERETO, AS PROVIDED HEREIN, EXCEPT THAT UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY THE PARTIES REFUSES TO ACCEPT SERVICE, THE PARTIES AGREE THAT SERVICE UPON SUCH PARTY BY REGISTERED MAIL SHALL CONSTITUTE SUFFICIENT SERVICE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE PARTIES TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

          22. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND TO THE FULLEST EXTENT PERMITTED BY LAW WAIVES ANY RIGHTS THAT IT MAY HAVE TO CLAIM OR RECEIVE CONSEQUENTIAL OR SPECIAL DAMAGES IN CONNECTION WITH ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          IN WITNESS WHEREOF, the parties have executed this Registration Agreement as of the day and year first above written.


                                        GUM TECH INTERNATIONAL, INC.


                                        By: /s/ William J. Hemelt
                                            ------------------------------------
                                            Name: William J. Hemelt
                                            Title: CFO & EVP


                                        WM. WRIGLEY JR. COMPANY


                                        By: /s/ Ronald V. Waters III
                                            ------------------------------------
                                            Name: Ronald V. Waters III
                                            Title: SVP & CFO